UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2013 (May 17, 2013)

THRESHOLD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Harbor Way, Suite 300

South San Francisco, California 94080

(Address of principal executive offices)(Zip Code)

(650) 474-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 17, 2013, Threshold Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders.

At the annual meeting, there were at least 48,650,947 shares represented to vote either in person or by proxy, or 86.03% of the outstanding shares, which represented a quorum. The final results of voting for each matter submitted to a vote of stockholders at the meeting were as follows:

Proposal 1: Election of Directors.

Bruce C. Cozadd, David R. Hoffmann and George G.C. Parker, Ph.D. were elected as Class III directors for a term of three years. The voting for each director was as follows:

	For	Withheld	Broker Non-Vote
Bruce C. Cozadd	34,105,147	4,216,247	10,329,553
David R. Hoffmann	34,823,166	3,498,228	10,329,553
George G.C. Parker, Ph.D.	30,569,583	7,751,811	10,329,553

Proposal 2: Ratification of Independent Registered Public Accounting Firm.

Ernst & Young LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 with 46,726,546 votes in favor, 227,499 votes against and 1,696,902 abstentions.

Proposal 3: Advisory Vote on Executive Compensation.

The Company’s executive compensation was approved on a non-binding, advisory basis based upon the following votes:

For	Against	Abstain	Broker Non-Vote
36,187,190	471,811	1,662,393	10,329,553

Proposal 4: Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation.

A yearly frequency for an advisory vote on the Company’s executive compensation was approved, on a non-binding, advisory basis based upon the following votes:

3 Years	2 Years	1 Year	Abstain	Broker Non-Vote
1,158,632	78,076	36,866,101	218,585	10,329,553

Proposal 5: Approval of Amendments to Our 2004 Amended and Restated Equity Incentive Plan.

The proposal to amend our 2004 Amended and Restated Equity Incentive Plan to (a) increase the Section 162(m) fiscal year grant limits on existing and new employees in Section 5.2(a) of the 2004 Equity Incentive Plan FROM 202,401 and 303,601 TO 2,000,000 and 3,000,000, respectively, (b) increase the aggregate number of shares of common stock authorized for issuance under the plan from 7,922,804 shares to 8,422,804 shares, (c) increase the automatic annual increase in the number of shares of common stock authorized for issuance under the plan FROM a number of shares equal to the lesser of (i) 5% of the number of the Company’s shares issued and outstanding prior to the preceding December 31, (ii) 1,250,000 shares, or (iii) a number of shares set by our board of directors, TO a number of shares equal to the least of (x) 5% of the number of the Company’s shares issued and outstanding as of the preceding December 31, (y) 1,750,000 shares or (z) a number of shares set by our board of directors, and (d) to extend the term of the 2004 Equity Incentive Plan from ten years ending April 7, 2014 to ten years from the date of our Annual Meeting, or May 17, 2023, was not approved based on the following votes:

For	Against	Abstain	Broker Non-Vote
13,313,771	22,859,842	2,147,781	10,329,553

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THRESHOLD PHARMACEUTICALS, INC.

By:	/s/ Joel A. Fernandes
Joel A. Fernandes
Vice President, Finance and Controller

Date: May 20, 2013